THE GABELLI UTILITIES FUND

                                  ANNUAL REPORT
                                DECEMBER 31, 2002

                                    * * * * *

                 MORNINGSTAR RATED(TM) GABELLI UTILITIES FUND 5
                      STARS OVERALL AND FOR THE THREE-YEAR
                         PERIOD ENDED 12/31/02 AMONG 79
                           SPECIALTY-UTILITIES FUNDS.

TO OUR SHAREHOLDERS,

      Utility stocks came back to life during the fourth quarter of 2002. A combination of factors helped the utilities outperform the overall stock market in late 2002. These factors included purchases by investors who recognized the group's oversold condition, continued weakness in the U.S. economy and a growing emphasis on the importance of dividend payments as part of the total return equation. The group's performance was also aided by another cut in interest rates by the Federal Reserve Board, which made the high dividend yields on utility stocks relatively more attractive.

      In addition, it appears that a turning point was reached in the fundamentals of many utility companies during the second half of 2002 that bodes well for 2003 and beyond. After so many utility companies became over-leveraged with debt due to failed attempts to become merchant energy companies, there was a huge strategic turnaround that started in early 2002 and accelerated in the second half of the year. Utility companies decided to get "back to basics" and divested and/or wrote down many of their non-utility investments. Many of the utilities that owned merchant energy trading operations have either closed them down or are in the process of exiting the energy trading business.

      Along with the strategic turnaround, utilities began a major effort to repair their damaged balance sheets by issuing huge amounts of new common equity and using the proceeds to pay down debt. Furthermore, most of the utilities that were planning to construct new unregulated power plants have cancelled these projects, resulting in much lower capital spending budgets. Therefore, many utilities are beginning 2003 with a much stronger capital structure than they had at the start of 2002. Furthermore, by getting "back to basics" they have reduced their business risk, improved their cash flows and increased the stability of their earnings.

      Utility stocks still appear cheap to us. On a relative price/earnings ("P/E") basis, utility stocks are near the low end of their historic trading range relative to the Standard & Poor's ("S&P") 500 Index. Similarly, utility stocks also look cheap compared with bonds. Historically, long-term government bonds have yielded more than utility stocks, but for the past several months, the average yield on utility stocks has been higher than the yield on long-term government bonds.

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information pertaining to Morningstar contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for a variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. (C)2002 Morningstar, Inc. All Rights Reserved. The value of utility stocks changes as long-term interest rates change. Funds investing in a single sector, such as utilities, may be subject to more volatility than funds that invest more broadly. The utilities industry can be significantly affected by government regulation, financing difficulties, supply or demand of services or fuel and natural resources conservation.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------
                                          Quarter
                          -------------------------------------
                            1ST       2ND        3RD       4TH       YEAR
2002: Net Asset Value ....$ 9.36   $  8.48    $ 6.54     $ 6.96     $ 6.96
      Total Return .......  5.0%     (7.2)%   (20.5)%      9.8%     (15.1)%
------------------------------------------------------------------------------
2001: Net Asset Value ....$11.02    $10.43   $  9.32     $ 9.13     $ 9.13
      Total Return ....... (4.2)%    (3.5)%    (8.7)%      0.2%     (15.4)%
------------------------------------------------------------------------------
2000: Net Asset Value ....$11.76    $10.88    $12.08     $11.72     $11.72
      Total Return ....... 10.0%     (5.7)%    13.1%      (0.8)%     16.4%
------------------------------------------------------------------------------
1999: Net Asset Value ....   --       --      $10.01     $10.89     $10.89
      Total Return .......   --       --        0.1%(b)   22.1%      22.3%(b)
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2002 (A)
              ----------------------------------------------------
                                               SINCE
                                   QUARTER  INCEPTION (B)  3 YEAR    1 YEAR
                                   -------  ------------   ------    ------
   Gabelli Utilities Fund ......... 9.77%        0.70%     (5.75)%  (15.06)%
   S&P Utility Index .............. 4.88%      (10.49)%    (8.52)%  (29.99)%
   Lipper Utility Fund Average .... 8.76%       (8.88)%   (12.82)%  (23.79)%

(a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The S&P Utility Index is an unmanaged indicator of electric and gas utility stock performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Performance for periods less than one year are not annualized.

(b) From commencement of investment operations on August 31, 1999.
--------------------------------------------------------------------------------

                    MONTHLY DISTRIBUTIONS -- $0.07 PER SHARE
                    ----------------------------------------
      The Gabelli Utilities Fund has a $0.07 per share monthly distribution policy in place. For more specific dividend and tax information, please visit our website at www.gabelli.com or call 800-GABELLI (800-422-3554). Shareholders should be aware that a portion of the distribution may represent a non-taxable return of capital. Such distributions will reduce the cost basis of your shares if you hold them in a taxable account.
--------------------------------------------------------------------------------

MULTI-CLASS SHARES

      The Gabelli Utilities Fund began offering additional classes of Fund shares on December 31, 2002. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants.

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
              THE GABELLI UTILITIES FUND AND THE S&P UTILITY INDEX

                                [GRAPH OMITTED]
                              PLOT POINTS FOLLOW:

                 S&P UTILITY INDEX                GABELLI UTILITIES FUND
8/31/99                     10,000                                10,000
12/99                        9,006                                12,225
12/00                       14,291                                14,234
12/01                        9,942                                12,048
12/02                        6,960                                10,234

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE PERFORMANCE TABLES AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

      The U.S. economy remains weak. The recovery from the recession is occurring at a very slow pace. Therefore, it is likely that overall corporate earnings growth in 2003 might be disappointingly slow for investors in some cyclical and technology sectors. However, the steady and predictable earnings growth that is being forecasted by most utility companies is less likely to disappoint investors. In fact, the typical 3% to 5% earnings per share ("EPS") growth rate for utility stocks might turn out to be quite competitive with the EPS growth that is achieved in many sectors that trade at much higher P/E ratios than the utility group.

      President Bush has proposed a number of tax reductions in an effort to stimulate the U.S. economy. The proposal to eliminate the double-taxation of corporate dividends would essentially make dividend payments tax-free to the common stock investor. Stocks of companies that typically pay high dividends, such as utilities, could benefit the most if Congress approves this proposal.

      Another major fundamental positive for the utility sector would be the passage of energy legislation by Congress. A comprehensive energy bill was proposed and debated during 2002, but the bill never moved far enough along to get voted upon by Congress. We believe that passage of an energy bill is still a priority for Congress and the President in 2003. In the 2002 energy bill proposed by President Bush, there was a provision to repeal the 1935 Public Utility Holding Company Act, known as PUHCA, which has been a major deterrent to mergers and acquisitions ("M&A") in the utility industry. We believe that the pace of merger activity would accelerate greatly if PUHCA is repealed. We are optimistic that with a Republican majority in both the Senate and the House of Representatives, an energy bill containing the PUHCA repeal can be passed this year.

      Speaking of M&A, we believe that one of the next acquirers of a U.S. utility will be either a large foreign utility or a large private equity group from the U.S. Many cash-rich European utilities are shopping around for U.S. acquisitions. German utility giant E.ON already owns the largest utility in Kentucky, LG&E Energy. E.ON's Chairman and CEO has said publicly that he wants to use LG&E and its one million utility customers as a base for making further U.S. utility acquisitions. Meanwhile, National Grid of the U.K. could be ready to make another acquisition in the U.S. National Grid already owns three utilities in the northeastern region of the U.S., including New England Electric, Eastern Utilities Associates and Niagara Mohawk Power. In addition, large private equity groups acquired two major natural gas pipelines during 2002. In prior years, private equity groups acquired two small electric utilities.

OUR APPROACH

      There are nearly 80 publicly traded, investor-owned electric utilities in the U.S.; 50 more than we need from the standpoint of economic efficiency. Moreover, stand-alone natural gas distribution companies make no economic sense either; the combination utility model is clearly better. The balkanized structure of the industry is inherently inefficient, and competitive forces are now putting pressure on the marginal players. The large companies feel the need to get bigger in order to achieve scale economies, while the small companies are selling out as the cost of staying in the game rises. It is only because of a complex and lengthy merger review and approval process that the industry remains as fragmented as it is. Our investments in regulated companies have primarily, though not exclusively, focused on fundamentally sound, reasonably priced mid-cap and small-cap utilities that are likely acquisition targets for large utilities seeking to bulk up. We also like the beneficiaries of developing trends. This has led to our ongoing focus on natural gas pipelines and storage operators as a way to take advantage of the growing demand for natural gas in the U.S.

COMMENTARY

      In our view, the major investment theme for electric, gas and telephone utilities can be summed up in two words: size matters. Electric generators with a large and geographically diverse portfolio of generating plants can trade around their structural long positions to enhance returns while avoiding the risk of asset concentration in a single market. Electric, gas and telephone distribution companies can spread their substantial fixed costs over a larger base of customers, and see the cost per customer decline, enhancing earnings while reducing prices. Although the current unsettled market conditions seem to have caused the consolidation activity seen over the past several years to slow for a while, the underlying economics continue to support additional merger and acquisition activity over time. We believe that the recent entry of large European acquirers, the relatively low stock prices of utility companies and the potential repeal of the PUHCA law by Congress, could accelerate the utility consolidation trend in the coming quarters.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

CH ENERGY GROUP INC. (CHG - $46.63 - NYSE) is the last small electric utility in New York State, now that RGS Energy has been acquired by Energy East (EAS - $22.09 - NYSE). CH Energy serves the territory directly north of New York City that is mainly rural and suburban. There are several potential buyers for whom CH Energy would be a good fit, including Consolidated Edison (ED - $42.82 -
NYSE), Energy East, KeySpan (KSE - $35.24 - NYSE), National Grid (NGG - $36.79 -
NYSE) or Public Service Enterprise Group (PEG - $32.10 - NYSE). The buyer could create significant savings by rationalizing outside plant operations and eliminating all of the corporate, finance, regulatory and public company overhead, for the benefit of shareholders and customers. Although it is tough to predict when a deal might happen, we would point out that National Grid completed its takeover of Niagara Mohawk early in 2002 and Grid has typically waited less than a year between takeovers in the U.S. (where it has already bought three utilities). Con Edison meanwhile, having done a terrific job in the aftermath of September 11 and maintained a strong balance sheet and premium stock price valuation, might be ready to make an offer for CH Energy.

CINERGY CORP. (CIN - $33.72 - NYSE) is another consolidation play. Cinergy has terrific physical assets (low-cost generating plants) in a strategic location. Cinergy's Midwest location enables it to market its low-cost power into several different regions. Furthermore, many of the utilities around Cinergy have grown much larger in recent years through acquisitions while Cinergy has remained relatively the same size. Cinergy's power plants in the state of Ohio are deregulated, giving the company an opportunity to earn higher returns. In addition, over the past few years, Cinergy's senior management team has accumulated a hefty position in the common stock and in its options. This should make them more willing to talk with potential acquirers. Just to the south of Cinergy's territory is the state of Kentucky, where the giant German utility E.ON has acquired the largest utility in Kentucky, the former LG&E. E.ON has stated its intention to acquire other U.S. utilities and Cinergy would be a great fit with LG&E.

DPL INC. (DPL - $15.34 - NYSE) is another consolidation play in the Midwest. DPL is the holding company for the small utility, Dayton Power & Light. DPL shares fell in mid-2002 after the management lowered EPS guidance and also indicated that it would write down the value of some of its non-utility investment portfolio. As one of the smallest utilities in the region, and one whose state
(Ohio) has deregulated its low-cost generating plants, we believe that DPL is a prime target for acquisition by a larger electric company.

DQE INC. (DQE - $15.24 - NYSE) is a consolidation play whose stock price fell sharply in the second quarter when the company came to market with a very large equity offering. The Fund made additional purchases of DQE stock in the fourth quarter. DQE is the holding company for the electric utility in Pittsburgh called Duquesne Light. The company sold off nearly all of its power plants when the state of Pennsylvania moved toward utility deregulation a few years ago. DQE's back-to-basics strategy involves divesting non-utility businesses. DQE has an agreement to sell off its water utility business and plans to use the proceeds to pay down debt. DQE closed on the sale of its propane business in December 2002. The company is surrounded by several utilities that are much larger and we think that its relatively low stock price makes it an attractive takeover target.

DUKE ENERGY CORP. (DUK - $19.54 - NYSE) is a fallen angel. Duke Energy announced a major reduction in EPS expectations and the shares fell sharply. The reduction was due to the decline in profits from energy trading and marketing. In addition, Duke had a huge common stock offering in the third quarter that put additional pressure on the share price. Duke Energy's primary businesses are low-risk regulated utilities in North and South Carolina and large interstate natural gas pipelines that should continue to produce steady earnings growth and stable cash flows.

GREAT PLAINS ENERGY INC. (GXP - $22.88 - NYSE) is an excellent value for dividend yield. GXP has one of the highest secure dividends in the sector. The company completed a major issuance of common equity in the fourth quarter of 2002 that strengthened its balance sheet. GXP is the holding company that owns Kansas City Power & Light, an electric utility that operates in two states that have avoided deregulation entirely. In addition, GXP owns one of the few successful and profitable retail electricity marketing companies in the U.S. The relatively small size of GXP's utility operation (less than one million customers) makes it a potential takeover target.

NICOR INC. (GAS - $34.03 - NYSE) is a natural gas utility that serves the area around the city of Chicago and surrounding counties. The company has relatively strong fundamentals and a solid track record of good financial performance. Nevertheless, the share price fell sharply during the third quarter when state regulators announced a review of the business at a small subsidiary of the company. This over-reaction by the stock market made the stock very cheap and the Fund added Nicor to its portfolio during the third quarter when this buying opportunity arose. Nicor has one of the highest yields among the regulated natural gas distribution stocks.

NSTAR (NST - $44.39 - NYSE) is a consolidation play in the New England region. The Fund increased its position in NSTAR during the fourth quarter. NSTAR is primarily an electric transmission and distribution utility serving the Boston and Cape Cod regions of Massachusetts. NST also owns a small gas utility. The Northeast region of the U.S. has been the most active area for consolidation activity among utilities. There are several potential acquirers for NST, including National Grid, and Consolidated Edison, who could use its relatively high stock price and strong balance sheet to make another acquisition. KeySpan is another potential acquirer who already owns a gas utility in the same region.

ONEOK INC. (OKE - $19.20 - NYSE) is pronounced "wun-oke" not "oh-nee-ock." The name is supposed to mean, "One company, in Oklahoma." This is a natural gas utility. Westar Energy (WR - $9.90 - NYSE), an electric utility holding company in neighboring Kansas, has owned 45% of ONEOK for the past few years. In June 2002, Westar announced that it plans to sell its stake in ONEOK. ONEOK had the right to buy back these shares from Westar at a price of $21.77 per OKE share for a total cost of $971.1 million. However, because this is quite a lot of cash for a company like ONEOK to come up with and to do so would create a huge jump in its financial leverage and threaten its credit ratings, OKE decided not to exercise its option. Instead, ONEOK decided to become bigger by acquiring a natural gas utility in Texas for $420 million in December 2002. Therefore, Westar Energy is now looking for a buyer for this large block of OKE shares. A likely scenario is that a buyer that wants to take control of ONEOK might make an offer to Westar to purchase the OKE shares that it now holds.

WESTAR ENERGY INC. (WR - $9.90 - NYSE) is a stock with a very low valuation relative to the sum of its parts. Westar's share price has fallen sharply over the past 12 months because the company failed to execute its plans to sell the electric utility operations to PNM Resources (PNM - $23.82 - NYSE) and also due to disappointing rate orders from regulators in Kansas. During the fourth quarter of 2002, Westar's top two officers resigned, prompting the hiring of a new CEO and COO. Both of these individuals are experienced utility executives who we think can turn the company around and, in particular, improve Westar's relationship with state regulators. We think that Westar's ongoing effort to divest its 45% ownership stake in ONEOK is a smart move. We would expect Westar to use the profits from the ONEOK sale to pay off a large portion of the holding company's debt. We also think that Westar is going to divest much or all of its 85% ownership stake in Protection One (POI - $2.00 - NYSE), the nation's second largest monitored security company. The loss on the sale of the Protection One shares could be used to offset Westar's taxable gain on the sale of the ONEOK shares.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                      FEBRUARY                       MARCH              APRIL
                      --------                       -----              -----
      1st Tuesday     Howard Ward                    Howard Ward        Howard Ward
      1st Wednesday   Walter Walsh & Laura Linehan   Caesar Bryan       Charles Minter & Martin Weiner
      2nd Wednesday   Caesar Bryan                   Susan Byrne        Susan Byrne
      3rd Wednesday   Elizabeth Lilly                Henry Van der Eb   Ivan Arteaga
      4th Wednesday   Barbara Marcin                 Barbara Marcin     Walter Walsh & Laura Linehan
      5th Wednesday                                                     Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      The Fund's daily net asset value is available each evening after 6:00 PM (Eastern Time) by calling 800-GABELLI (800-422-3554) or through financial websites on the Internet. The Fund's Nasdaq symbol is GABUX. Please call us during the business day for further information.

                                                    Sincerely,


                                                    /S/ MARIO J. GABELLI, CFA

                                                    MARIO J. GABELLI, CFA
                                                    Team Portfolio Manager
                                                    and President

January 21, 2003

--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                                DECEMBER 31, 2002
                                -----------------
      CH Energy Group Inc.                          Great Plains Energy Inc.
      Cinergy Corp.                                 Oneok Inc.
      DQE Inc.                                      Nicor Inc.
      DPL Inc.                                      NSTAR
      Duke Energy Corp.                             Westar Energy Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI UTILITIES FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                   MARKET
      SHARES                           COST         VALUE
      ------                           ----        ------
              COMMON STOCKS -- 82.6%
              ENERGY AND UTILITIES: ELECTRIC -- 15.3%
      22,000  AES Corp.+ ..........$   113,423  $    66,440
      55,000  British Energy plc ..    160,718        4,560
      20,000  Cleco Corp. .........    403,257      280,000
      32,000  DPL Inc. ............    721,291      490,880
       6,000  DTE Energy Co. ......    243,923      278,400
      18,000  Edison International+    199,272      213,300
       6,000  El Paso Electric Co.+     82,645       66,000
       4,000  FPL Group Inc. ......    226,336      240,520
      15,000  Great Plains
               Energy Inc. ........    317,160      343,200
       1,100  Maine Public
               Service Co. ........     23,015       35,200
                                   -----------  -----------
                                     2,491,040    2,018,500
                                   -----------  -----------
              ENERGY AND UTILITIES: INTEGRATED -- 48.4%
      70,000  Allegheny Energy Inc.    983,386      529,200
      12,000  Alliant Energy Corp.     228,627      198,600
      27,000  Aquila Inc. .........     66,241       47,790
       8,500  CH Energy Group Inc.     367,799      396,355
       5,000  Cinergy Corp. .......    163,250      168,600
      16,000  CMS Energy Corp. ....    191,657      151,040
      15,000  Constellation Energy
                Group Inc. ........    392,100      417,300
      25,000  DQE Inc. ............    382,546      381,000
      20,000  Duke Energy Corp. ...    551,631      390,800
      15,000  El Paso Corp. .......    219,517      104,400
       7,000  Entergy Corp. .......    267,328      319,130
       2,000  FirstEnergy Corp. ...     64,890       65,940
       3,500  Florida Public
               Utilities Co. ......     49,835       51,975
       5,000  Mirant Corp.+ .......     36,400        9,450
       7,000  NiSource Inc. .......    140,330      140,000
       8,400  NSTAR ...............    349,170      372,876
       6,000  Pepco Holdings Inc. .    115,642      116,340
      20,000  PG&E Corp.+ .........    252,381      278,000
      12,500  PPL Corp. ...........    408,359      433,500
      18,000  TECO Energy Inc. ....    269,896      278,460
      10,000  TXU Corp. ...........    195,942      186,800
      23,000  Unisource Energy
                Corp. .............    431,615      397,670
      20,000  Westar Energy Inc. ..    250,715      198,000
      15,000  Wisconsin Energy
                Corp. .............    327,822      378,000
      35,000  Xcel Energy Inc. ....    515,587      385,000
                                   -----------  -----------
                                     7,222,666    6,396,226
                                   -----------  -----------
              ENERGY AND UTILITIES: NATURAL GAS -- 11.0%
      10,000  Energen Corp. .......    239,277      291,000
       7,000  National Fuel
                Gas Co. ...........    144,380      145,110
      10,000  Nicor Inc. ..........    198,513      340,300
      10,000  NUI Corp. ...........    142,141      172,600
      22,000  ONEOK Inc. ..........    349,202      422,400
       5,000  Southern Union Co.+ .     71,734       82,500
                                   -----------  -----------
                                     1,145,247    1,453,910
                                   -----------  -----------

                                                   MARKET
      SHARES                           COST         VALUE
      ------                           ----        ------
              TELECOMMUNICATIONS: LOCAL -- 7.9%
      11,000  BellSouth Corp. .....$   372,109  $   284,570
      14,000  SBC Communications
                Inc. ..............    489,289      379,540
      10,000  Verizon Communications
                Inc. ..............    390,296      387,500
                                   -----------  -----------
                                     1,251,694    1,051,610
                                   -----------  -----------
              TOTAL COMMON
                STOCKS ............ 12,110,647   10,920,246
                                   -----------  -----------
              PREFERRED STOCKS -- 5.4%
              ENERGY AND UTILITIES: INTEGRATED -- 5.4%
       8,800  Cinergy Corp.,
                9.500% Cv. Pfd. ...    440,000      487,520
      13,500  Mirant Trust I,
                6.250% Cv. Pfd.,
                Ser. A ............    493,255      224,100
                                   -----------  -----------
                                       933,255      711,620
                                   -----------  -----------
              TOTAL PREFERRED
                STOCKS ............    933,255      711,620
                                   -----------  -----------
    PRINCIPAL
     AMOUNT
    ---------
              CONVERTIBLE BONDS -- 1.5%
              ENERGY AND UTILITIES: ELECTRIC -- 1.5%
  $  450,000  AES Corp., Sub. Deb. Cv.,
                4.500%, 08/15/05 ..    320,247      198,563
                                   -----------  -----------
              U.S. GOVERNMENT OBLIGATIONS -- 11.7%
   1,546,000  U.S. Treasury
                Bills, 1.117%
                to 1.220%++, 01/02/03 to
                03/27/03 ..........  1,543,750    1,543,769
                                   -----------  -----------
              TOTAL
                INVESTMENTS --
                101.2% ............$14,907,899   13,374,198
                                   ===========
              OTHER ASSETS AND
                LIABILITIES (NET) -- (1.2)% ....   (158,894)
                                                -----------
              NET ASSETS -- 100.0% .............$13,215,304
                                                ===========
----------------
              For Federal tax purposes:
              Aggregate cost ...................$14,968,574
                                                ===========
              Gross unrealized appreciation ....$   679,873
              Gross unrealized depreciation .... (2,274,249)
                                                -----------
              Net unrealized depreciation ......$(1,594,376)
                                                ===========
----------------
 +  Non-income producing security.
 ++ Represents annualized yield at date of purchase.

                See accompanying notes to financial statements.

                           THE GABELLI UTILITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (cost $14,907,899) .....................  $ 13,374,198
  Cash .........................................................           368
  Dividends and interest receivable ............................        58,069
  Receivable for Fund shares sold ..............................        50,849
                                                                  ------------
  TOTAL ASSETS .................................................    13,483,484
                                                                  ------------
LIABILITIES:
  Payable for Fund shares redeemed .............................       197,659
  Payable for investment advisory fees .........................        15,633
  Payable for distribution fees ................................         2,737
  Other accrued expenses and liabilities .......................        52,151
                                                                  ------------
  TOTAL LIABILITIES ............................................       268,180
                                                                  ------------
  NET ASSETS applicable to 1,898,135
    shares outstanding .........................................  $ 13,215,304
                                                                  ============
NET ASSETS CONSIST OF:
  Shares of beneficial interest, at par value ..................  $      1,898
  Additional paid-in capital ...................................    16,606,415
  Accumulated net realized loss on investments .................    (1,859,308)
  Net unrealized depreciation on investments
    and foreign currency transactions ..........................    (1,533,701)
                                                                  ------------
  TOTAL NET ASSETS .............................................  $ 13,215,304
                                                                  ============
  NET ASSET VALUE, offering and redemption price
    per share ($13,215,304 (DIVIDE)
    1,898,135 shares outstanding;
    unlimited shares authorized of $0.001 par
    value) .....................................................        $6.96
                                                                        =====

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign taxes of $1,056)  $   456,564
  Interest .................................       58,854
                                              -----------
  TOTAL INVESTMENT INCOME ..................      515,418
                                              -----------
EXPENSES:
  Investment advisory fees .................      104,961
  Shareholder communications expenses ......       32,667
  Shareholder services fees ................       30,410
  Distribution fees ........................       26,240
  Trustees' fees ...........................       24,634
  Registration fees ........................       23,114
  Legal and audit fees .....................       22,265
  Custodian fees ...........................        7,769
  Miscellaneous expenses ...................        4,586
                                              -----------
  TOTAL EXPENSES ...........................      276,646
                                              -----------
  Less: Expense reimbursements .............      (66,719)
                                              -----------
  TOTAL NET EXPENSES .......................      209,927
                                              -----------
  NET INVESTMENT INCOME ....................      305,491
                                              -----------
NET REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS:
  Net realized loss on investments .........     (115,023)
  Net change in unrealized appreciation/
    depreciation on investments ............   (1,822,900)
                                              -----------
  NET REALIZED AND UNREALIZED LOSS
    ON INVESTMENTS .........................   (1,937,923)
                                              -----------
  NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ........................  $(1,632,432)
                                              ===========

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                          YEAR ENDED           YEAR ENDED
                                                       DECEMBER 31, 2002    DECEMBER 31, 2001
                                                       -----------------    -----------------
OPERATIONS:
  Net investment income ..............................  $    305,491          $    113,821
  Net realized loss on investments ...................      (115,023)             (646,908)
  Net change in unrealized appreciation/
    depreciation on investments ......................    (1,822,900)           (1,428,093)
                                                        ------------          ------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS    (1,632,432)           (1,961,180)
                                                        ------------          ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ..............................      (305,491)             (114,525)
  Return of capital ..................................      (844,040)             (789,647)
                                                        ------------          ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ................    (1,149,531)             (904,172)
                                                        ------------          ------------
CAPITAL SHARE TRANSACTIONS:
  Net increase (decrease) in net assets from shares of
    beneficial interest transactions .................     6,269,955              (688,153)
                                                        ------------          ------------
  NET INCREASE (DECREASE) IN NET ASSETS ..............     3,487,992            (3,553,505)
                                                        ------------          ------------
NET ASSETS:
  Beginning of period ................................     9,727,312            13,280,817
                                                        ------------          ------------
  End of period ......................................  $ 13,215,304          $  9,727,312
                                                        ============          ============

                See accompanying notes to financial statements.

THE GABELLI UTILITIES FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. ORGANIZATION. The Gabelli Utilities Fund (the "Fund") was organized on May 18, 1999 as a Delaware Business Trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund commenced operations on August 31, 1999. The Fund's primary objective is to provide a high level of total return through a combination of capital appreciation and current income.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees so determines, by such other method as the Board of Trustees shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board of Trustees. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Trustees. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of

THE GABELLI UTILITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended December 31, 2002, reclassifications were made to decrease accumulated net investment loss for $844,040 and to increase accumulated net realized loss on investments for $212, with an offsetting adjustment to additional paid-in capital.

The tax character of distributions paid during the fiscal year ended December 31, 2002 and December 31, 2001 were as follows:

                                             YEAR ENDED          YEAR ENDED
                                          DECEMBER 31, 2002   DECEMBER 31, 2001
                                          -----------------   -----------------
       DISTRIBUTIONS PAID FROM:
       Ordinary income ......................$  305,703            $114,525
       Non-taxable return of capital ........   843,828             789,647
                                             ----------            --------
       Total distributions paid .............$1,149,531            $904,172
                                             ==========            ========

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

As of December 31, 2002, the components of accumulated earnings/(losses) on a tax basis were as follows:

       Accumulated capital loss carryforward ......$(1,798,633)
       Net unrealized depreciation ................ (1,594,376)
                                                   -----------
       Total accumulated loss .....................$(3,393,009)
                                                   ===========

The Fund has a net capital loss carryforward for Federal income tax purposes at December 31, 2002 of $1,798,633. This capital loss carryforward is available to reduce future distributions of net capital gains to shareholders. $1,088,544 of the loss carryforward is available through 2008; $655,271 is available through 2009; and $54,818 is available through 2010.

THE GABELLI UTILITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates. The Adviser contractually agreed to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund at 2.00% of the value of the Fund's average daily net assets. For the year ended December 31, 2002, the Adviser reimbursed the Fund in the amount of $66,719. The Fund is obliged to repay the Adviser for a period of two fiscal years following the fiscal year in which the Adviser reimbursed the Fund only to the extent that the operating expenses of the Fund fall below 2.00% of average daily net assets. The cumulative amount which the Fund may repay the Adviser is $120,975.

4. DISTRIBUTION PLAN. The Fund's Board of Trustees has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 2002, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $26,240, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the year ended December 31, 2002, other than short term securities, aggregated $10,328,596 and $3,995,910, respectively.

6. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:

                                         YEAR ENDED              YEAR ENDED
                                      DECEMBER 31, 2002      DECEMBER 31, 2001
                                  ----------------------  ---------------------
                                   SHARES       AMOUNT     SHARES      AMOUNT
                                  ---------  -----------  --------  -----------
Shares sold ......................1,489,471  $11,221,609   426,201  $ 4,511,450
Shares issued upon reinvestment
  of dividends ...................  134,423    1,024,609    85,144      859,026
Shares redeemed .................. (791,745)  (5,976,263) (578,419)  (6,058,629)
                                  ---------  -----------  --------  -----------
    Net increase (decrease) ......  832,149  $ 6,269,955   (67,074) $  (688,153)
                                  =========  ===========  ========  ===========

7. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 2002, the Fund paid brokerage commissions of $20,175 to Gabelli & Company, Inc. and its affiliates.

8. MULTIPLE SHARE CLASSES. The Board of Directors of the Fund approved a Rule 18f-3 Multi-Class Plan relating to the various classes of shares of the Fund -- Class AAA Shares, Class A Shares, Class B Shares and Class C Shares (the "Multi-Class Shares"). In addition, the Board had also approved a Distribution Agreement and Rule 12b-1 plans for each of the Multi-Class Shares. Class AAA shares were first offered on August 31, 1999 and are no load. The Class A Shares, Class B Shares and Class C Shares were first offered to the public on December 31, 2002 and were seeded with $100 (14.368 shares at $6.96 per share) by Gabelli Asset Management Inc. as of December 31, 2002. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge (CDSC) upon redemption within six years of purchase. The applicable CDSC is equal to a declining percentage of the lesser of the net asset value per share at the date of original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1% CDSC for two years after purchase.

THE GABELLI UTILITIES FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout the period+:

                                              YEAR ENDED          YEAR ENDED           YEAR ENDED          PERIOD ENDED
                                           DECEMBER 31, 2002   DECEMBER 31, 2001    DECEMBER 31, 2000   DECEMBER 31, 1999++
                                           -----------------   -----------------    -----------------   -------------------
OPERATING PERFORMANCE:
    Net asset value, beginning of period ..... $  9.13              $11.72              $ 10.89               $10.00
                                               -------              ------              -------               ------
    Net investment income ....................    0.22                0.11                 0.89                 0.04(a)
    Net realized and unrealized gain
       (loss) on investments .................   (1.55)              (1.86)                0.83                 2.18
                                               -------              ------              -------               ------
    Total from investment operations .........   (1.33)              (1.75)                1.72                 2.22
                                               -------              ------              -------               ------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income ....................   (0.22)              (0.11)               (0.89)               (0.03)
    Net realized gain on investments .........      --                  --                   --                (1.23)
    In excess of net realized gain on
       investments ...........................      --                  --                   --                (0.07)
                                               -------              ------              -------               ------
    Total distributions before return of
       capital ...............................   (0.22)              (0.11)               (0.89)               (1.33)
                                               -------              ------              -------               ------
    Return of capital ........................   (0.62)              (0.73)               --                   --
                                               -------              ------              -------               ------
    Total distributions ......................   (0.84)              (0.84)               (0.89)               (1.33)
                                               -------              ------              -------               ------
    NET ASSET VALUE, END OF PERIOD ........... $  6.96              $ 9.13              $ 11.72               $10.89
                                               -------              ------              -------               ------
    Total return+++ .......................... (15.1)%             (15.4)%                16.4%                22.3%
                                               =======              ======              =======               ======
RATIOS TO AVERAGE NET ASSETS AND
  SUPPLEMENTAL DATA:
    Net assets, end of period (in 000's) ..... $13,215              $9,727              $13,281               $3,685
    Ratio of net investment income to
       average net assets ....................   2.91%               1.02%                8.31%                0.99%(b)
    Ratio of operating expenses to
       average net assets
       before reimbursement (c) ..............   2.64%               2.49%                2.88%               10.63%(b)
    Ratio of operating expenses to
       average net assets
       net of reimbursement ..................   2.00%               2.00%                2.00%                2.00%(b)
    Portfolio turnover rate ..................     41%                110%                 215%                  94%

--------------------------------
+ Initial investments into Class A, B and C Shares were made on 12/31/02 at $6.96, the closing net asset value on that day. There was no additional activity on that day.
++ From commencement of investment operations on August 31, 1999 through December 31, 1999.
+++ Total return  represents  aggregate  total return of a  hypothetical  $1,000 investment at the beginning of the period and sold at the end at the end of the period including reinvestment of dividends. Total return for less than one year is not annualized.
(a) Based on average month-end shares outstanding.
(b) Annualized.
(c) During the periods ended December 31, 2002, 2001, 2000 and 1999, the Adviser reimbursed certain expenses. If such expense reimbursement had not occurred, the ratio of operating expenses to average net assets would have been as shown.

                See accompanying notes to financial statements.

THE GABELLI UTILITIES FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of The Gabelli Utilities Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Gabelli Utilities Fund (the "Fund") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Gabelli Utilities Fund at December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                           /S/ Ernst & Young LLP
New York, New York
February 7, 2003

--------------------------------------------------------------------------------
                   2002 TAX NOTICE TO SHAREHOLDERS (Unaudited)

   For the fiscal year ended December 31, 2002, the Fund paid to shareholders, ordinary income dividends (comprised of net investment income) totaling $0.2234 per share. For the fiscal year ended December 31, 2002, 100% of the ordinary income dividend qualifies for the dividend received deduction available to corporations. Additionally, 73.40% of the distributions paid in 2002 were a nontaxable return of capital which should be deducted from the cost basis of the securities held at the time of receipt as of the payment date.

   U.S. GOVERNMENT INCOME:
   The percentage of the ordinary income dividend paid by the Fund during fiscal year 2002 which was derived from U.S. Treasury securities was 3.04%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Utilities Fund did not meet this strict requirement in 2002. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor as to the applicability of the information provided to your specific situation.
--------------------------------------------------------------------------------

THE GABELLI UTILITIES FUND
ADDITIONAL FUND INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund's Statement of Additional Information includes additional information about The Gabelli Utilities Fund Trustees and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Utilities Fund at One Corporate Center, Rye, NY 10580.

                         TERM OF        NUMBER OF
NAME, POSITION(S)      OFFICE AND     FUNDS IN FUND
    ADDRESS 1           LENGTH OF   COMPLEX OVERSEEN        PRINCIPAL OCCUPATION(S)                        OTHER DIRECTORSHIPS
    AND AGE           TIME SERVED 2    BY TRUSTEE           DURING PAST FIVE YEARS                           HELD BY TRUSTEE
----------------      ------------  ----------------        ----------------------                         -------------------
INTERESTED TRUSTEES 3:
---------------------
MARIO J. GABELLI       Since 1999          22        Chairman of the Board and Chief Executive          Director of Morgan Group
Trustee and President                                Officer of Gabelli Asset Management Inc. and       Holdings, Inc. (holding
Age: 60                                              Chief Investment Officer of Gabelli Funds, LLC     company); Vice Chairman of
                                                     and GAMCO Investors, Inc.; Chairman and Chief      Lynch Corporation
                                                     Executive Officer of Lynch Interactive             (diversified manufacturing)
                                                     Corporation (multimedia and services)

KARL OTTO POHL         Since 1999          31        Member of the Shareholder Committee of             Director of Gabelli Asset
Trustee                                              Sal Oppenheim Jr. & Cie (private investment        Management Inc.
Age: 73                                              bank); Former President of the Deutsche            (investment management);
                                                     Bundesbank and Chairman of its Central Bank        Chairman, Incentive
                                                     Council (1980-1991)                                Capital and Incentive Asset
                                                                                                        Management (Zurich);
                                                                                                        Director at Sal Oppenheim,
                                                                                                        Jr. & Cie, Zurich
NON-INTERESTED TRUSTEES:
-----------------------
ANTHONY J. COLAVITA    Since 1999          33        President and Attorney at Law in the law firm               --
Trustee                                              of Anthony J. Colavita, P.C.
Age: 67

VINCENT D. ENRIGHT     Since 1999          11        Former Senior Vice President and Chief                      --
Trustee                                              Financial Officer of KeySpan Energy Corporation
Age: 59

MARY E. HAUCK          Since 2000           6        Retired Senior Manager of the Gabelli O'Connor              --
Trustee                                              Fixed Income Mutual Funds Management Company
Age: 60

WERNER J. ROEDER, MD   Since 1999          26        Vice President/Medical Affairs of Lawrence                  --
Trustee                                              Hospital Center and practicing private physician
Age: 62

OFFICERS:
--------
BRUCE N. ALPERT        Since 1999          --        Executive Vice President and Chief Operating                --
Vice President and                                   Officer of Gabelli Funds, LLC
Treasurer                                            since 1988 and an officer of all
Age: 51                                              mutual funds advised by Gabelli Funds,
                                                     LLC and its affiliates. Director and
                                                     President of  Gabelli Advisers, Inc.

JAMES E. MCKEE         Since 1999          --        Vice President, General Counsel and Secretary               --
Secretary                                            of Gabelli Asset Management Inc. since 1999 and
Age: 39                                              GAMCO Investors, Inc. since 1993; Secretary of
                                                     all mutual funds advised by Gabelli Advisers,
                                                     Inc. and Gabelli Funds, LLC

1 Address: One Corporate Center, Rye, NY 10580, unless otherwise noted.
2 Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or
  (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Fund's By-Laws and Agreement and Declaration of Trust.
3 "Interested person" of the Fund as defined in the Investment Company Act of 1940. Messrs. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser.

                           THE GABELLI UTILITIES FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                   Net Asset Value available daily by calling
                           800-GABELLI after 6:00 P.M.

                                BOARD OF TRUSTEES
Mario J. Gabelli, CFA                        Mary E. Hauck
CHAIRMAN AND CHIEF                           (RETIRED) SENIOR PORTFOLIO MANAGER
INVESTMENT OFFICER                           GABELLI-O'CONNOR FIXED INCOME
GABELLI ASSET MANAGEMENT INC.                MUTUAL FUND MANAGEMENT CO.

Anthony J. Colavita                          Karl Otto Pohl
ATTORNEY-AT-LAW                              FORMER PRESIDENT
ANTHONY J. COLAVITA, P.C.                    DEUTSCHE BUNDESBANK

Vincent D. Enright                           Werner J. Roeder, MD
FORMER SENIOR VICE PRESIDENT                 VICE PRESIDENT/MEDICAL AFFAIRS
AND CHIEF FINANCIAL OFFICER                  LAWRENCE HOSPITAL CENTER
KEYSPAN ENERGY CORP.

                                    OFFICERS
Mario J. Gabelli, CFA                        James E. McKee
PRESIDENT AND CHIEF                          SECRETARY
INVESTMENT OFFICER

Bruce N. Alpert
VICE PRESIDENT AND TREASURER

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP
--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Utilities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB470Q402SR

[GRAPHIC OMITTED]
PICTURE OF MARIO GABELLI

THE
GABELLI
UTILITIES
FUND
                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2002